Supplement dated June 27, 2024
to the Summary Prospectus, as supplemented (as applicable) of each of the following funds:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund	9/1/2023
Columbia Short Duration Municipal Bond Fund	9/1/2023
Columbia Funds Series Trust I
Columbia Bond Fund	9/1/2023
Columbia Corporate Income Fund	9/1/2023
Columbia Small Cap Value Fund I	9/1/2023
Columbia Total Return Bond Fund	9/1/2023
The Board of Trustees of the funds (each, a Fund, and collectively, the Funds) recently approved the conversion of all Class Advisor (Class Adv) shares of a Fund to Class Institutional (Class Inst) shares of the same Fund and the subsequent elimination of Class Adv as a share class of any Fund.
Effective at close of business on November 22, 2024, Class Adv shares of the Fund will be converted into Class Inst shares of the Fund. This will be a tax-free transaction for existing Class Adv shareholders. Effective on November 25, 2024, all references to Class Adv are hereby deleted from the Fund’s Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_148_(06/24)